Earnings (loss) per share	6 Months Ended
Jun. 30, 2018
Earnings (loss) per share
Earnings (loss) per share

10.Earnings (loss) per share

Basic earnings (loss) per share amounts are calculated by dividing net income (loss) for the period attributable to ordinary shareholders of the Company by the weighted-average number of all shares outstanding during the period.

Diluted earnings (loss) per share amounts are calculated by dividing the net income (loss) for the period attributable to ordinary shareholders of the Company by the weighted-average number of ordinary shares outstanding during the period plus the weighted-average number of ordinary shares that would be issued on the exercise of all dilutive share options, employee warrants (BSPCE) and warrants (BSA) as well as the vesting of all restricted stock units. Potential ordinary shares are treated as dilutive when their conversion to ordinary shares would decrease net income per share or increase net loss per share from continuing operations. As the Company was in a loss position for the six months ended June 30, 2018, the diluted loss per share is equal to basic loss per share.

The net loss and weighted average number of shares used in the calculation of basic and diluted earnings per share are as follows (in thousands, except per share data):

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2018	2017	2018
Numerator (basic and diluted):
Net loss	$(7,754)	$(8,739)	$(15,172)	$(18,854)
Denominator (basic and diluted):
Weighted-average ordinary shares outstanding	28,884	29,741	28,786	29,641

Basic and diluted net loss per share	$(0.27)	$(0.29)	$(0.53)	$(0.64)